October 16, 1997

          To Our Shareholders:

          Our third quarter can be characterized by positive events that could have happened. Unfortunately they did not materialize during this quarter and I am disappointed to report that the net result was a decrease in our Net Asset Value of nine cents per share.

          An inability to execute on their Business Plans and disappointing financial results have led us to reduce our valuations in Reflection Technology, Inc., American Tactile Corp. and Commercial Maintenance Organization, Inc. This was offset in part by small increases in our valuations of Comptek Research, Inc. and the warrants that we received with our investment in ARS, Inc.

          We anticipated that ARIA Wireless Systems, Inc. would have begun trading in the public market during the third quarter. Various factors prevented this from happening. ARIA has recently completed the necessary NASDAQ filings and we hope that their stock will begin to trade in the fourth quarter. On a positive note, we received a put option for our shares of Comptek stock to settle various disputes associated with the bankruptcy of ARIA.

          During the quarter, we agreed to provide $430,000 in a working capital loan for MINRAD and exercised an option to purchase $50,000 of shares in Fertility Acoustics, Inc. Both of these medical device companies use BioVector to distribute its products. The funds for these transactions will be disbursed in the fourth quarter. We were successful in our litigation against Rand Pharmaceutical and the CEO, Larry Artz. We obtained a judgment against the company and him for violating various terms of our investment agreement.

          I am pleased to report that the Rand Annual Report was recognized by the American Business Communicators by awarding Rand the First Place Award for Financial Content and two Second Place Awards for Cover Design and Letter to Shareholders.

          We continue to execute the business strategy that we outlined in our previous communications to you and believe that this will result in maximizing shareholder value. We appreciate your continued support.

          Regards,


          Allen F. Grum            Nora B. Sullivan
          President                Executive Vice President

  PORTFOLIO VALUATION / SEPTEMBER 30, 1997

                                                                          September                June 30,
                                                                           30, 1997                    1997
   Date                            Type of                                Per share               Per share
   Acquired  Company and Business  Investment           Cost       Value    of Rand        Value    of Rand
   --------  --------------------  ----------           ----       -----  ---------        -----    -------

   6/23/95   American Tactile      Convertible       150,000      50,000       0.01      150,000       0.03
             Corporation           debentures at
             Medina, NY. Develops  8%, due June
             equipment and         2000 and
             systems to produce    April 2001
             ADA signs for the     with
             visually impaired     detachable
                                   warrants

   5/23/97   ARIA Wireless         Common stock      438,000     438,000       0.08      438,000       0.08
             Systems, Inc.*        - 438,000
             Orchard Park, NY.     shares
             Markets radio
             transmission
             communication
             equipment
   8/29/91   ARS, Inc.             Common stock      125,000           0       0.00      507,820       0.09
             Cheektowaga, NY.      - 25 shares
             Assembles and         Subordinated      375,000           0       0.00      750,000       0.13
             distributes           convertible
             replacement           debentures at
             automotive products   14-2/3%, due
                                   August 2000.
                                   Investment
                                   redeemed
                                   July, 1997

   7/1/97    ARS, Inc.             Participation   1,000,000   1,011,233       0.18            0       0.00
             Cheektowaga, NY.      in
             Assembles and         subordinated
             distributes           debentures at
             replacement           12% due July,
             automotive products   2002 through
                                   April 2005
                                   with
                                   detachable
                                   warrants

   4/17/97   BioVector, Inc.       Common stock       50,000      50,000       0.01       50,000       0.00
             Orchard Park, NY.     - 50,000
             Medical               shares            360,000     360,000       0.06      360,000       0.06
             technological sales   Convertible
                                   promissory
                                   note at 8%,
                                   due April
                                   2002.  Option
                                   to purchase
                                   100,000
                                   common shares

   10/16/95  Commercial            Common stock      100,000      20,000       0.00      100,000       0.02
             Maintenance           - 163,256
             Organization, Inc.    shares
             Coral Springs, FL.
             Maintenance service
             network for
             retailers,
             restaurants, vendors

   6/29/95   Comptek Research,     Common stock      693,998     418,379       0.07      375,556       0.06
             Inc.*                 - 49,221
             Buffalo, NY.          shares^
   9/13/94   Develops electronic   Term loan at       71,875      71,875       0.01       82,143       0.01
             systems for military  prime less
             and non-military      1%, due June
             applications          1999

   3/31/94   Coral Systems, Inc.   Series A          200,000     200,000       0.04      422,222       0.07
             Longmont, CO.         convertible
             Develops fraud        preferred
             prevention software   stock
             for the wireless      200,000            18,271      18,271       0.00       18,271       0.00
             industry              shares
                                   Common stock
                                   - 11,938

   3/18/96   HealthWay Products    Promissory        100,000     100,000       0.02      100,000       0.02
             Company, Inc.         note at 15%,
             Syracuse, NY.         4,667
             Manufactures air      warrants for
             filters and climate   Series A
             control devices       preferred
                                   stock

   2/26/88   J. Giardino           First             197,797     197,797       0.03      211,545       0.04
             Buffalo, NY. Owns     mortgage at
             and leases            11%
             commercial property

   10/4/95   Reflection            Series J          500,000     150,000       0.03      500,000       0.09
             Technology, Inc.      convertible
             Waltham, MA.          preferred
             Develops and          stock -
             licenses propriety    243,903
             virtual display       shares
             technology

   12/11/92  Ultra-Scan            Common stock      276,986     276,986       0.05      276,986       0.05
             Corporation           - 47,583
             Buffalo, NY.          shares
             Ultrasonic            Term loan at       50,000      50,000       0.01       50,000       0.01
             fingerprint scanning  6%, due
             technology            September
                                   1997
             Other investments     Other             400,340     145,690       0.02      283,335       0.05
                                                            -----------------------------------------------

                                   Total                      $3,558,231       0.62   $4,675,878       0.81
                                   portfolio
                                   investment

                                   Cash and cash               3,693,596       0.65    3,293,126       0.58
                                   equivalents

                                   Net                            57,399       0.01      118,786       0.02
                                   receivables                    ------                 -------
                                   (payables)
                                   Net assets                  7,309,226       1.28    8,087,790       1.41
                                   before taxes

                                   Tax provision               (806,786)     (0.14)    (542,942)     (0.10)
                                   (benefit)
                                   Net Assets                 $8,116,012              $8,630,732
                                                              ==========              ==========

                                   Net asset                                  $1.42                   $1.51
                                   value per                                  =====                   =====
                                   share

                                   (5,708,034
                                   shares at
                                   September 30,
                                   1997 and June
                                   30, 1997)


  * Publicly owned company         ^ Unrestricted securities

          Rand Capital Corporation

          BOARD OF DIRECTORS
                    Reginald B. Newman II    Chairman of the Board
          g         Thomas R. Beecher, Jr.
                    Allen F. Grum
          a, c      Luiz F. Kahl
          c, g      Ross B. Kenzie
          a         Willis S. McLeese
          a, c, g   Jayne K. Rand
          a - Member of audit committee
          c - Member of compensation committee
          g - Member of governance committee

          OFFICERS

          Allen F. Grum       President, Chief Executive Officer
          Nora B. Sullivan    Executive Vice President
          Daniel P. Penberthy Chief Financial Officer

          CORPORATE DATA

          Stock Listing       Over the Counter - NASDAQ symbol RAND

          Transfer Agent
           and Registrar      Continental Stock Transfer & Trust Company

          General Counsel     Hodgson, Russ, Andrews,
                              Woods & Goodyear, LLP

          Independent         Deloitte & Touche LLP
          Accountants

          We appreciate the support of our current shareholders and welcome your comments.

          Tel: 716-853-0802
               Fax: 716-854-8480
               Email: pgrum@randcap.com
               nsullivan@randcap.com